SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)         October 21, 2004
                                                         ----------------


                          GOLD BANC CORPORATION, INC.
                          ---------------------------
            (Exact name of Registrant as specified in its charter)

       Kansas                       0-28936                 48-1008593
       ------                       -------                 ----------
      (State of                 (Commission File         (I.R.S. Employer
   Incorporation)                    Number)           Identification Number)


                   11301 Nall Avenue, Leawood, Kansas 66211
                   ----------------------------------------
              (Address of Principal Executive Offices) (Zip Code)


                                (913) 451-8050
                                --------------
              (Registrant's telephone number, including area code)


         (Former name or former address, if changed since last report)



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Item 2.02  Results of Operations and Financial Condition

      On October 21, 2004, the Registrant issued a press release in which it furnished earnings guidance, adoption of a share repurchase plan, declaration of a cash dividend, and provided third quarter results of operations. A copy of the press release is attached hereto as Exhibit 99.1 and incorporate by reference herein. The Registrant also hosted a conference call discussing the foregoing. An archived version of the conference call will be available on the Registrant's website (www.goldbanc.com), accessible by clicking Presentations, after 5:00 p.m. (CDT) on October 21, 2004, along with other materials presenting demographic and market data for the Registrant's current business markets.


Item 8.01  Other Events

      On October 21, 2004, the Registrant issued a press release in which it furnished earnings guidance, adoption of a share repurchase plan, declaration of a cash dividend, and provided third quarter results of operations. A copy of the press release is attached hereto as Exhibit 99.1 and incorporate by reference herein. The Registrant also hosted a conference call discussing the foregoing. An archived version of the conference call will be available on the Registrant's website (www.goldbanc.com), accessible by clicking Presentations, after 5:00 p.m. (CDT) on October 21, 2004, along with other materials presenting demographic and market data for the Registrant's current business markets.



Item 9.01. Financial Statements and Exhibits


Exhibit Number  Description
--------------  -----------

99.1            Press Release, dated October 21, 2004




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

                               GOLD BANC CORPORATION, INC.


Dated: October 21, 2004
                               By: /s/ Rick J. Tremblay
                                   --------------------------
                                   Rick J. Tremblay
                                   Executive Vice President and
                                   Chief Financial Officer